SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008 (September 18, 2008)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     REGULATION FD DISCLOSURE.

MBIA Inc. (“MBIA” or the “Company”) issued a press release on September 18, 2008. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by MBIA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01     OTHER EVENTS.

The following information is being filed pursuant to Item 8.01 – Other Events of Form 8-K.

On September 18, 2008, Moody’s Investors Service, Inc. (“Moody’s”) announced that it placed the following ratings on review for possible downgrade:

●	MBIA Insurance Corporation (“MBIA Corp.”) -- insurance financial strength at A2 and surplus notes at Baa1;
●	MBIA Insurance Corp. of Illinois -- insurance financial strength at A2;
●	Capital Markets Assurance Corporation -- insurance financial strength at A2;
●	MBIA UK Insurance Limited -- insurance financial strength at A2;
●	MBIA Assurance S.A. -- insurance financial strength at A2;
●	MBIA Mexico, S.A. de C.V. -- insurance financial strength at A2;
●	MBIA Inc. -- senior unsecured debt at Baa2, provisional senior debt at (P) Baa2, provisional subordinated debt at (P) Baa3, and provisional preferred stock at (P) Ba1; and
●	North Castle Custodial Trusts I-VIII -- contingent capital securities at Baa2.

Moody’s announced that the rating action followed their announcement of an upward revision to cumulative loss projections for subprime RMBS exposures and referred to a special report titled “Subprime RMBS Loss Projection Update: September 2008”.  Moody’s stated that because MBIA Corp. is meaningfully exposed to the risk of U.S. subprime mortgages and other residential mortgage products, the revised assumptions are expected to have a significant impact on MBIA Corp.’s capital positions and multi-notch downgrades are possible.  Moody’s also announced that as a result of this review, the Moody’s-rated securities that are guaranteed by MBIA Corp. are also placed under review for possible downgrade, except those with higher public underlying ratings.  According to Moody’s, a list of these securities will be made available under “Ratings Lists” at www.moodys.com/guarantors.

On September 18, 2008, MBIA issued a press release commenting on Moody’s ratings review.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

99.1                Press Release issued by MBIA Inc. dated September 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date:	September 19, 2008

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated September 19, 2008

Exhibit 99.1                  Press Release issued by MBIA Inc. dated September 18, 2008.